UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  June 12, 2009

GOLDPOINT RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53452	75-3250686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 North America Way, Suite 201 Miami, Florida	33132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	305-416-6402

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Goldpoint Resources,  Inc. (the “Company”) is filing this amendment No. 3 to its Form 8-K filing, initially filed with the Securities and Exchange Commission (the "SEC") on June 18, 2009,  to amend the  disclosure provided under Item 4.01, Changes in Registrant’s Certifying Account, which Item is amended and restated in its entirety.  As part of this amendment, the Company is also filing a replacement for Exhibit 16.1, Letter from Accountants.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 12, 2009, Goldpoint Resources, Inc. dismissed Kyle L. Tingle, CPA, LLC (“KLT Audit”) as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

The report of KLT Audit on the Company’s financial statements for its fiscal years ended December 31, 2007 and 2008 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.  Except as set forth in the preceding sentence, the report of KLT Audit on the Company’s financial statements for its fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company’s fiscal years ended December 31, 2007 and 2008 and the subsequent interim periods preceding the termination, there were no disagreements with KLT Audit on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KLT Audit would have caused KLT Audit to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Company requested that KLT Audit furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by KLT Audit in response to that request, dated July 8, 2009 is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective June 12, 2009, Berstein & Pinchuk, LLP of New York, New York (“BP”), was engaged as the Company’s new independent registered accounting firm.  During the two most recent fiscal years and the interim period preceding the engagement of BP, the Company has not consulted with BP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Goldpoint Resources, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDPOINT RESOURCES, INC.

Date: July 9, 2009	By:	/s/ Steven G. Weismann
Steven G Weismann